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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 2, 2002

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-30578                                       98-0208374
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(Commission File Number)                   (I.R.S. Employer Identification No.)


                 337 Magna Drive, Aurora, Ontario, Canada        L4G 7K1
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          (Address of Principal Executive Offices)              (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 2, 2002, Magna Entertainment Corp. (the "Company") completed the previously announced sale of 7 1/4% Convertible Subordinated Notes due December 15, 2009 (the "Notes"). The initial purchasers of the Notes, BMO Nesbitt Burns Corp. and CIBC World Markets Corp., exercised their option, in full, to purchase additional Notes, bringing the aggregate principal amount of the issue to U.S. $75 million.

The net proceeds to the Company from the offering, before expenses, are U.S.$72.75 million. The Company intends to use the net proceds for general corporate purposes, including capital expenditures. Pending deployment of the net proceeds, the Company will use the funds to repay borrowings under its short-term revolving credit facility.

The full text of the press release issued by the Registrant is attached as
Exhibit 99 to this Current Report on Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

Exhibit 99 Copy of the Company's press release dated December 2, 2002.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAGNA ENTERTAINMENT CORP.
                                                (Registrant)






Date: December 9, 2002                   by:      /s/Gary M. Cohn
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                                             Gary M. Cohn, Secretary